Exhibit 99.2

1 Private & Confidential HGP Intelligent Energy HGP Intelligent Energy The Heart of Nuclear Investor Presentation September 2026 Private & Confidential – Not for Distribution

2 Private & Confidential Disclaimer Basis of Presentation. This confidential presentation (together with oral statements made in connection herewith, the "Presentation Materials") are provided for informational purposes only and have been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the "Potential Business Combination") between HGP Intelligent Energy ("HGP Intelligent Energy," "HGP," or "we") and Meshflow Acquisition Corp. ("Meshflow"). These Presentation Materials and the information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strictest confidence and not reproduce, disclose, forward or otherwise distribute it in whole or in part without the express prior written consent of HGP Intelligent Energy and Meshflow, and it is intended for the recipient hereof only. By accepting, reviewing or reading these Presentation Materials, you will be deemed to have agreed to the obligations and restrictions set out below. In addition, these Presentation Materials are intended solely for potential investors that are, and by proceeding to receive these Presentation Materials you confirm that you are, "qualified institutional buyers" or "accredited investors" (as such terms are defined under the rules of the Securities and Exchange Commission (the "SEC")). These Presentation Materials supersede and replace all previous oral or written communications relating to the subject matter hereof. By your acceptance or reading of these Presentation Materials, you acknowledge that applicable securities laws restrict a person who has received material non-public information concerning a company from purchasing or selling securities of such company and from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. You further acknowledge that (i) you will be solely responsible for your own assessment of the market and the market position of HGP Intelligent Energy, Meshflow, and the combined company following the Potential Business Combination (the "Combined Company"), (ii) you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of HGP Intelligent Energy's business, and (iii) you have the knowledge and experience in financial, business and international investment matters as is required to evaluate the merits and risks of the Potential Business Combination and that you are not relying on HGP Intelligent Energy or Meshflow in connection with your legal, tax, regulatory or accounting advice. These Presentation Materials speak solely as of the date hereof unless otherwise indicated. Neither the delivery of these Presentation Materials nor any further discussions of HGP Intelligent Energy or Meshflow with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of either company or any affiliate thereof since such date. Certain information included herein describes or assumes the terms that may or will be included in the agreements between the parties to the Potential Business Combination. Such agreements and terms are subject to change. The consummation of the Potential Business Combination is subject to other various risks and contingencies, including customary closing conditions. There can be no assurance that the Potential Business Combination will be entered into or consummated on the terms summarized herein or otherwise or at all. As such, the subject matter of these Presentation Materials is evolving and is subject to further change by HGP Intelligent Energy and Meshflow in their joint and absolute discretion. No Offer or Solicitation. These Presentation Materials do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Potential Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. These Presentation Materials do not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the "Securities Act") or an exemption therefrom. No Representations and Warranties. No representations or warranties, express, implied or statutory are given in, or in respect of, these Presentation Materials, and no person may rely on the information contained in these Presentation Materials. Any data on past performance or modeling contained herein is not an indication as to future performance. This data is subject to change. Each recipient agrees and acknowledges that these Presentation Materials are not intended to form the basis of any investment decision by such recipient and do not constitute investment, tax or legal advice. Recipients of these Presentation Materials are not to construe its contents, or any prior or subsequent communications from or with HGP Intelligent Energy or Meshflow or any of their respective representatives as investment, legal or tax advice. Each recipient should seek independent third party legal, regulatory, accounting and/or tax advice regarding these Presentation Materials. In addition, these Presentation Materials do not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of the Potential Business Combination. Recipients of these Presentation Materials should each make their own evaluation of HGP Intelligent Energy and Meshflow, and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Information disclosed in these Presentation Materials is current as of the date of publication, and neither HGP Intelligent Energy nor Meshflow assume any obligation to update the information in these Presentation Materials. Each recipient also acknowledges and agrees that the information contained in these Presentation Materials (i) is preliminary in nature and is subject to change, and any such changes may be material and (ii) should be considered in the context of the circumstances prevailing at the time and has not been, and will not be, updated to reflect material developments which may occur after the date of these Presentation Materials. To the fullest extent permitted by law, in no circumstances will HGP Intelligent Energy or Meshflow or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of these Presentation Materials, its contents, its omissions, reliance on the information contained within it or on opinions communicated in relation thereto or otherwise arising in connection therewith. These Presentation Materials discuss trends and markets that HGP Intelligent Energy's and Meshflow's leadership team believes will impact the development and success of HGP Intelligent Energy and the Combined Company based on its current understanding of the marketplace and each recipient acknowledges this information is preliminary in nature and subject to change. Neither the SEC nor any securities commission of any other U.S. or non-U.S. jurisdiction has approved or disapproved of the Potential Business Combination described herein or determined that these Presentation Materials are truthful or complete. Forward-Looking Statements. Certain statements included in these Presentation Materials are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "project," "forecast," "predict," "potential," "seem," "seek," "future," "outlook," "target," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words DOES not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of financial, performance and operational metrics and projections of market opportunity or addressable markets; (2) references with respect to the anticipated benefits of the Potential Business Combination and the projected future financial and operational performance of the Combined Company following the Potential Business Combination, which may be affected by, among other things, competition, the ability of the Combined Company to grow and manage growth profitably, maintain relationships and retain its management and key employees; (3) the sources and uses of cash of the Potential Business Combination; (4) the anticipated capitalization and enterprise value of the Combined Company following the consummation of the Potential Business Combination; (5) statements regarding the Combined Company's operations following the Potential Business Combination; (6) the amount of redemption requests made by Meshflow's public shareholders; (7) current and future potential commercial relationships; (8) plans, intentions or future operations of the Combined Company; (9) the ability of Meshflow, HGP Intelligent Energy and/or the Combined Company to issue equity or equity-linked securities in the future; (10) the outcome of any legal proceedings that may be instituted against HGP Intelligent Energy, Meshflow or the Combined Company; (11) changes to the proposed structure of the Potential Business Combination that may be required or appropriate as a result of applicable laws or regulations; (12) the ability of the Combined Company to meet stock exchange listing standards following the Potential Business Combination; (13) the risk that the Potential Business Combination disrupts current plans and operations of HGP Intelligent Energy; (14) risks related to governmental regulation, compliance obligations and enforcement by federal, state, and non-U.S. governmental authorities, as well as regulatory trends generally; (15) expectations as to the industry trends and demands and the ability of HGP Intelligent Energy to address the nuclear supply and demand imbalance; (16) the anticipated scope, aspects, and benefits of HGP Intelligent Energy's solution and IP portfolio; (17) expectations regarding the Naval Nuclear Energy Campus, including with respect to revenue and ancillary capabilities; (18) commercialization plan and anticipated timeline; (19) illustrative economics; and (20) expectations related to the terms and timing of the Potential Business Combination and the ability of the parties to successfully consummate the Potential Business Combination. These statements are based on various assumptions, whether or not identified in these Presentation Materials, and on the current expectations of management of HGP Intelligent Energy and Meshflow and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of HGP Intelligent Energy and Meshflow. These forward-looking statements are subject to a number of risks and uncertainties, as set forth in the slide entitled "Risk Factors Appendix" to these Presentation Materials and those set forth in the section entitled "Risk Factors" and in Meshflow's final prospectus related to its initial public offering filed with the U.S. Securities and Exchange Commission (the "SEC") on December 11, 2025 (the "IPO Prospectus"), and in those other documents that Meshflow has filed or will file with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither HGP Intelligent Energy nor Meshflow presently know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect HGP Intelligent Energy's and Meshflow's relevant expectations, plans or forecasts of future events and views as of the date of these Presentation Materials. Each of HGP Intelligent Energy and Meshflow anticipates that subsequent events and developments will cause those assessments to change. However, while HGP Intelligent Energy and Meshflow may elect to update these forward-looking statements at some point in the future, each of them specifically disclaims any obligation to do so, except to the extent required by law. These forward-looking statements should not be relied upon as representing HGP Intelligent Energy's or Meshflow's assessments as of any date subsequent to the date of these Presentation Materials. Accordingly, undue reliance should not be placed upon the forward-looking statements. Illustrative Information. Any illustrative economics, financial information, or other forward-looking data contained in these Presentation Materials are for informational purposes only and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying any such illustrative information are inherently uncertain and are subject to a wide variety of significant business, economic, and competitive risks and uncertainties, including those referenced above and herein, that could cause actual results to differ materially from those expressed or implied herein. Illustrative results are not necessarily indicative of future performance of HGP Intelligent Energy, Meshflow, or the Combined Company after the Potential Business Combination, and actual results may differ materially from those presented herein. Inclusion of any illustrative information in these Presentation Materials should not be regarded as a representation by any person that the results reflected therein will be achieved. Important Information and Where to Find It. In connection with the Potential Business Combination, Meshflow and HGP Intelligent Energy are expected to prepare a registration statement on Form S-4 (the "Registration Statement") to be filed with the SEC, which will include preliminary and definitive proxy statements to be distributed to Meshflow's shareholders in connection with Meshflow's solicitation for proxies for the vote by Meshflow's shareholders in connection with the Potential Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities of the Combined Company in connection with the completion of the Potential Business Combination. After the Registration Statement has been filed and declared effective, Meshflow will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date to be established for voting on the Potential Business Combination. Meshflow's shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto, and the definitive proxy statement/prospectus, in connection with Meshflow's solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve, among other things, the Potential Business Combination, because these documents will contain important information about Meshflow, HGP Intelligent Energy, and the Potential Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Potential Business Combination and other documents filed with the SEC by Meshflow, without charge, at the SEC's website located at www.sec.gov or by directing a request to Meshflow Acquisition Corp., at 406 N. Sangamon Street, Chicago, Illinois 60642. Participants in the Solicitation. Meshflow, HGP Intelligent Energy, and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Meshflow's shareholders in connection with the Potential Business Combination. Investors and security holders may obtain more detailed information regarding Meshflow's directors and executive officers in Meshflow's filings with the SEC, including Meshflow's IPO Prospectus and the other documents filed by Meshflow with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Meshflow's shareholders in connection with the Potential Business Combination, including a description of their direct and indirect interests, which may, in some cases, be different than those of Meshflow's shareholders generally, will be set forth in the Registration Statement. Shareholders, potential investors and other interested persons should read the Registration Statement and any other documents filed in connection with the Potential Business Combination carefully when they become available before making any voting or investment decisions. Trademarks. These Presentation Materials contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in these Presentation Materials are not intended to, and do not imply, a relationship with either HGP Intelligent Energy or Meshflow, an endorsement or sponsorship by or of HGP Intelligent Energy or Meshflow, or a guarantee that HGP Intelligent Energy or Meshflow will work or will continue to work with such third parties. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in these Presentation Materials may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that HGP Intelligent Energy or Meshflow or any third party will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights. Industry and Market Data. Industry and market data used in these Presentation Materials has been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Meshflow nor HGP Intelligent Energy has independently verified the data obtained from these sources and cannot assure you of the reasonableness of any assumptions used by these sources or the data's accuracy or completeness. No Incorporation by Reference. The contents of any websites or other citations referenced in these Presentation Materials is not incorporated by reference herein. Risk Factors. For a non-exhaustive description of the risks relating to an investment in a private placement in connection with the Potential Business Combination, please review the Risk Factors Appendix to these Presentation Materials. STRICTLY CONFIDENTIAL AND NOT FOR DISTRIBUTION

STRICTLY CONFIDENTIAL AND NOT FOR DISTRIBUTION

SPAC SPONSOR

Meet the Meshflow Team



Bartosz Lipinski

Chairman, CEO & CFO

Chairman, CEO and CFO of Meshflow since August 2025; entrepreneur and senior technologist with 15+ years building low-latency trading systems, blockchain infrastructure, and high-availability front-office platforms.

Previously led equities application development at Citadel and held engineering roles at BNP Paribas and JPMorgan. At the Solana Foundation he co-launched Metaplex, the leading NFT protocol on Solana.

CEO and co-founder of Cube Exchange, a financial infrastructure platform seeking to scale institutional custody, settlement, and exchange infrastructure.

CUBE SOLANA CITADEL J.P.Morgan BNP PARIBAS



Alex Dymala-Dolesky

Chief Strategy Officer

Chief Strategy Officer since September 2025. Investment Advisor at Canaccord Genuity (2018 to 2021) focused on portfolio construction and capital markets strategy, then Managing Director at Capital Y Management (2021 to 2023).

Founded Uranium Digital in 2024, a software company building trading infrastructure and benchmark solutions for the uranium and nuclear fuel markets, where he serves as CEO.

Board member and compensation committee member of Takara Ventures Ltd. since 2024.

Uranium Digital Capital Y cg Canaccord Genuity

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COMPANY MANAGEMENT

Meet the HGP Team



Gregory Forero

Founder & CEO

Founded HGP in September 2025; 25+ years in energy as an operator and founder (Highgate Power and HGP Storage).

Managed 22+ GW of generation assets over his career.

Energy Derivatives Director at UBS, VP at Constellation, and ERCOT Portfolio Manager at TXU Energy.

Constellation TXU energy UBS



Chris Stillwell

VP, Strategic Finance & Capital Markets

Investment Banker at Bank of America in Natural Resources and Energy Transition.

Associate at Kearney focused on M&A integration and strategy consulting.

Served as a Military Intelligence Officer in the U.S. Army.

BANK OF AMERICA
KEARNEY U.S. ARMY



Arvind Kumar

Chief Scientific Officer

Modeling and Simulation Engineer at NASA Johnson Space Center; built the lunar lander simulator for SpaceX.

30+ years across control systems, quantitative finance, aerospace engineering, and real-time software.

NASA UBS



Thomas Donnelly

Nuclear Technology Manager

U.S. Navy Nuclear Electronics Technician aboard USS Theodore Roosevelt; led 86 sailors in the Reactor Controls Division for 8+ years.

Graduate of the Naval Nuclear Power School and Prototype program.



Joseph Furco

Strategic Advisor

Captain in the U.S. Navy, serving as a Commanding Officer aboard the USS Nimitz for 8 years.

Executive MBA from the Naval Postgraduate School (2008).

USS NIMITZ CVN-68 NPS

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5 Private & Confidential WHY NOW The Critical Need for Nuclear Power U.S. electricity demand vs. nuclear supply (indexed, 2010 = 100) 90 100 110 120 130 140 150 160 2010 '13 '16 '19 '22 '25 '28E '31E Electricity demand Nuclear generation E = illustrative forward path. Sources: Energy Institute Statistical Review of World Energy 2026; EIA. +2.2% U.S. residential retail electricity demand growth in 2025, versus a 0.25% average over the prior decade. Demand is re-accelerating.(1) ~Flat U.S. nuclear generation has been broadly stable for years, holding near 10% of total energy supply. (1) Nuclear Buildout Gap China has 33+ reactors under construction in the near term while the U.S. is starting zero per year. (2) Data centers are the new load demand, which requires around-the-clock power that we believe only large-scale, carbon free solutions can provide. U.S. capacity has not kept pace relative to the rest of the world STRICTLY CONFIDENTIAL AND NOT FOR DISTRIBUTION 1) Energy Institute Statistical Review of World Energy 2026; EIA 2) World Nuclear Association Reactor Database (Updated Jan 2026); IAEA PRIS (pris.iaea.org)

STRICTLY CONFIDENTIAL AND NOT FOR DISTRIBUTION

THE OPPORTUNITY

Solving the Full Spectrum of Nuclear's Supply and Demand Imbalance

The Load Following Problem

How to Meet Demand for Balanced Energy?


Critical Supply Gap
0h
3h
6h
9h
12h
15h
18h
21h
Grid demand
Net load (after solar)

Source: https://www.caiso.com/todays-outlook

The Technology Problem

How to Meet Demand for Advanced Nuclear Power?



Navy Nuclear



Future SMR

While demand for Nuclear power is growing, we believe next generation solutions such as SMRs are still years away from commercial readiness.





The Digital Twin and Variable Pump Solution

HGP's solution is **designed to address this gap** with variable speed reactor pump hardware and the digital twin software that helps **better align supply and demand for energy.**

The twin continuously models the reactor's actual state and calculates the fastest safe power change ~10x/second, letting the reactor follow the data center's swings all day within every safety limit.



The Navy Nuclear Solution

HGP's Naval Nuclear Campus, through **repurposing proven U.S. Navy Nuclear Reactor Technology**, uses a derisked, military spec solution to meet nuclear demand.

We expect to deploy Naval-derived reactors on U.S. DOE land to power islanded, grid-connected data centers and expect to utilize relationships with Engineering, Procurement and Construction (EPCs) and hyper-scalers for development and offtake.

HGP Addresses supply-side shortfalls in load following capabilities and reactor technology that the market demands

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7 Private & Confidential THE SYSTEM What is Load Following, and Why Does it Matter (1/2) Load following is a reactor's ability to raise and lower its output in real time. Connected to the grid, the reactor has to stay in rhythm with it, like a heartbeat; swing too much and the system goes arrhythmic. Islanded, it has no grid to lean on and must follow the site's load on its own, which our solutions enable. Steady rhythm = healthy Erratic spikes = a problem How HGP Keeps the Rhythm Steady: Software and Hardware, Working Together Just Like the Human Body Digital Twin Dynamic Control Navy Reactor Core Output Variable Pump Controls Flow Brain Dynamic Control Heart Core Output Lungs Controls Flow Dynamic Systems that operate in unison STRICTLY CONFIDENTIAL AND NOT FOR DISTRIBUTION (Illustrative)

8 Private & Confidential THE SYSTEM What is Load Following, and Why Does it Matter (2/2) STRICTLY CONFIDENTIAL AND NOT FOR DISTRIBUTION Design Benefit Rods designed to stay parked You are not expected to shed load No expected frequency / voltage trips No expected reliance on the grid Generally intended to avoid VOLL What it Means The reactor is designed to follow load by pump speed, not by moving control rods Demand swings are expected to be absorbed by flow, not by dropping customers The reactor is intended to ease to the new point without tripping protections The site can run as an island on its own generation VOLL = value of lost load: what an outage actually costs you Why it Matters to You Generally, less wear, simpler operation, and headroom kept for safety, not spent on daily load-follow AI training jobs and racks generally stay powered through the swing You generally avoid nuisance trips that cost uptime and stress equipment Designed to significantly reduce your exposure to grid outages, curtailment or interconnect queues For an AI datacenter that can be $10k–$100k+ per MWh unserved Dynamic load following offers tangible economic and commercial benefits

STRICTLY CONFIDENTIAL AND NOT FOR DISTRIBUTION

MARKET

A Large and Growing Addressable Market

MANUFACTURER — REACTOR / DESIGN	ISLANDED LOAD-FOLLOW, AS SHIPPED	WITH HGP CONTROL LAYER
Westinghouse — AP1000 (large PWR)	✗	✓
Westinghouse — eVinci (microreactor)[(3)]	✗	✓
NuScale Power — VOYGR / NPM (iPWR)	✗	✓
GE Hitachi (GE Vernova) — BWRX-300	✗	✓
Holtec International — SMR-300 (PWR)	✗	✓
Oklo — Aurora Powerhouse[(3)]	✗	✓
TerraPower — Natrium	✓	✓
X-energy — Xe-100 (HTGR)	✓	✓
Kairos Power — KP-FHR / Hermes	✗	✓
BWX Technologies — Pele / BANR (micro)	✗	✓
Nano Nuclear Energy — ZEUS / KRONOS	✗	✓
Aalo Atomics — Aalo-1 (micro)	✗	✓
Radiant — Kaleidos (micro)[(3)]	✗	✓
Antares — heat-pipe micro[(3)]	✗	✓
Last Energy — PWR-20	✗	✓
Rolls-Royce SMR — UK (PWR)	✗	✓
EDF — Nuward SMR (France)	✗	✓
KHNP / KEPCO — APR1400 & i-SMR (Korea)	✗	✓
Mitsubishi Heavy Ind. — SRZ-1200 (Japan)	✗	✓
Doosan Enerbility — SMR RCPs / forgings (Korea)	✗	✓
CNNC — ACP100 "Linglong One" (China)[(1)]	✗	✓
Rosatom — RITM-200 / floating (Russia)[(2)]	✗	✓
AtkinsRéalis — CANDU MONARK (Canada)	✗	✓

Sources: IAEA Advanced Reactors Information System (ARIS, aris.iaea.org) design descriptions plus vendor published design specs for as-shipped load-follow capability; Company analysis based on publicly available design documentation.

Key Benefits of HGP's Control Layer

Digital Twin
Live Ability to Model Reactor Performance.

Variable Flow Pump
Hardware with Load Following Capabilities.

Universal Applicability
Compatible with New & Old Reactor Designs.

Across Today's Operating Fleet and Future Designs, HGP's Control Layer Solution enables variable islanded load

1) *Commerce entity list, DoW 1260H.*
2) *OFAC-sanctioned.*
3) *Buffer Requirement*

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TECHNOLOGY

Leading Patent Portfolio Along with Critical Tech Partnerships

IP Focus	Class	Type	Status
Large PWR / AP1000 – VFD-RCP LOAD-FOLLOWING			
Integrated coolant-flow distribution & RCP control for annular fuel (PARENT)	PWR / general	Non-Prov. Utility	On File
Variable-speed RCP architecture, ASME III Cl-1 metallurgy	PWR	Continuation	On File
Thermal-hydraulic safety-margin pump-speed control	PWR	Continuation	On File
Load-following pump-speed control w/ passive flow-split	PWR	Continuation	On File
VFD-RCP retrofit & OE for operating PWR fleet, bounded-authority	AP1000 / W-CE-B&W fleet	CIP of -001	On File
Variable-primary-flow rod-parked load-following (parent + R1–R3)	PWR / Islanded	Non-Prov. + Div.	Pkg. Built
SMR – PUMPED IPWR & MODULAR FLEET			
SMR coolant-pump system w/ integrated flow distribution	SMR (iPWR)	Continuation	Filing-Ready
Factory-modular reactor pump & fuel assembly	SMR / Modular	Divisional	Filing-Ready
Multi-module plant dispatch optimization	SMR Fleet	Divisional	Filing-Ready
Pumped-SMR embodiment of fleet load-following (R4)	SMR (Pumped)	Cont./Div.	Pkg. Built
MICROREACTOR – DRUM-REFLECTOR, PUMP-LESS			
Load-following control for pump-less drum/reflector microreactor	Micro (Drum)	Prov. + Non-Prov.	On File
Sizing & dispatch of non-battery inertial bridge to ramp deficit	Micro / General	Provisional	Filing-Ready
Islanded load-following of heat-pipe closed-Brayton microreactor	Micro (Heat-Pipe)	Provisional	Filing-Ready
LMR / SODIUM FAST – MAGNETIC-DRIVE COOLANT PUMP			
Power-demand-responsive predictive control of mag-drive sodium RCP	LMR / Sodium	Prov. (Standalone)	On File
Actively-controlled predictive coastdown (sodium) — companion	LMR / Sodium	Provisional	Referenced
CROSS-CUTTING – PUMP HYDRAULICS, DIGITAL TWIN, BALANCE-OF-PLANT			
Annular-fuel flow-split; adaptive throttle ring; dual-channel cooling	PWR	Continuation	Filing-Ready
Flywheel-hydraulic coupling; hydraulic optimization for annular fuel	PWR / Pump	Divisional	Filing-Ready
Digital-twin T-H monitoring & predictive control	General / DT	Divisional	Filing-Ready
Construction-to-operations digital-twin handoff	General / DT	Non-Provisional	Filing-Ready
AI-prioritized bus-bar sectionalizing system	Grid / Substation	Non-Provisional	Filing-Ready

Partnership with DOE Labs Through Project Prometheus

Prometheus

Project Prometheus is a collaboration between the Idaho National Laboratory and NVIDIA using AI and digital twins to accelerate nuclear energy deployment and commercialize HGP's technology.

HGP is the technical lead with Argonne National Lab on the Digital Twin development and Variable Speed Reactor Coolant Pump, where both technologies will be verified and validated by the DOE National Laboratories.

Recent Idaho National Lab regulatory approvals are accelerating DOE directives to modernize and commercialize regulation for advanced nuclear energy.

Sources: Project Prometheus consortium agreement / DOE Genesis Mission program documentation (HGP technical-lead role with Argonne)

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PLATFORM UPSIDE

The Naval Nuclear Energy Campus

Reactor Sourcing

BWXT and US Navy Fleet provide readily accessible source of reactors.

DOE Selection

HGP enables the DOE's Nuclear prioritization by bringing a track record of credible execution abilities and strong supply chain ties.

DOE Locations

Paducah[1] and Oak Ridge are already part of the AI Data Center Federal Lands Initiative, creating strong alignment for co-locating Nuclear power.

Construction Partners

HGP has existing relationships with premier EPCs to ensure a timely build-out.

Power Offtakes

HGP is in discussion with leading hyper-scalers around potential PPAs and other commercial partnerships.

(Illustrative)

Microsoft aws OpenAI Google

Integrated Naval Nuclear Energy Campus (INEC) Revenue Sources and Ancillary Capabilities[2]

- **Primary Revenue (Years 1-12):** Long-term commercialization agreements provide contracted, predictable cash flows per reactor.
- **Post-PPA Revenue (Years 13+):** Transition to merchant power sales, introducing market-based pricing upside.
- **Ancillary Revenue (Per Reactor):** Capacity payments and BESS revenues supplement core generation income.
- **Tertiary Revenue Stream:** Co-60 isotope production for A1B and S1B reactors adds incremental, high-margin revenue.

The Integrated Naval Nuclear Energy Campus provides islanded power, with potential grid connections for data centers that align with government regulatory tailwinds

1) *The DOE recently awarded a portion of the land at Paducah to a joint development site supported by Brookfield and NextEra Energy.*
2) *Represents current estimates or expectations based solely on HGP management's current beliefs as of July 14, 2026. Timelines are subject to change and are not indicative of, and should not be relied upon with respect to, actual timing or results.*

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UNIT ECONOMICS

Hypothetical Commercialization Overview[1]

Commercialization in 2029

Digital Twin

Core licensing fee
$2.0M per reactor

Additional Options:
- Dispatch optimization $0.3M
- Power uprate analysis $0.3M
- Behind-the-meter optimization $0.5M

RCP Pumps

$27.5M for new reactors

$14.0M for existing reactors for retrofit

$10.0M for SMRs

Recurring Revenue:
- $1.0M in Aftermarket / Spares / Services
- $5.5M in Passive Flow Hardware

Commercialization in 2031

Naval Nuclear Campus

~$130.0 – 150.0 PPA per MWH[2]

~500MW – 1 GW[3]

Additional S1B Revenue:
- Capacity Payments $13.5M per year
- BESS Revenue $20.0M per year
- Co-60 Isotope $11.9M per year

There are 640 reactors currently operating or being constructed in the near term around the globe and there is an expected demand for 48 GW of nuclear power for over the next ten years[4]

1) *Reflects anticipated timelines and amounts based solely on HGP management's current beliefs or expectations as of July 14, 2026. This information is subject to change and is not indicative of, and should not be relied upon with respect to, actual timing or results.*
2) *Observed data-center nuclear PPA comps; Management estimate informed by recent nuclear PPA announcements and Lazard LCOE+*
3) *Company engineering and site planning*
4) *Deloitte Data Center Report*

Private & Confidential 12

STRICTLY CONFIDENTIAL AND NOT FOR DISTRIBUTION

REGULATORY

The Regulatory Environment is Turning in HGP's Favor

Federal Mandate to Build

DOE and the Department of War are directed to pursue federal nuclear mandates, with a focus on cutting licensing, cost, and regulatory barriers.

A Faster Legal Path

Repurposing proven naval reactors under DOE's existing Section 110 authority targets power in the near term, versus 10+ years for a new-build SMR.

Federal Land for Power

DOE's AI Data Center Federal Lands Initiative opens sites such as Paducah and Oak Ridge for co-located nuclear; HGP has filed for both.

Federal R&D Validation

HGP is a named partner in the INL-led Project Prometheus consortium under DOE's Genesis Mission, alongside Microsoft, NVIDIA, Oklo, and TerraPower.

Bipartisan Support

Engaged across the House Energy & Commerce Committee and the Senate, anchored in the districts that hold HGP's lead sites.

Large-Load Interconnection Reform

New rules such as Texas SB6 plus dockets EL25-49 and RM26-4 create a clear process for co-locating data centers with dedicated, on-site generation.

Federal policy is actively clearing the path that HGP is built to use

Private & Confidential 13

14 Private & Confidential 1) Transaction expenses ranges from $34.7 – 16.6M based on a 0 – 100% redemption rate. 2) Pro forma ownership excludes all warrants. Transaction Overview VALUATION Assumptions Sources & Uses Pro Forma Valuation Pro Forma Ownership(2) SPAC Assumptions: ▪ SPAC Share Price: $10.00 ▪ Public Shares at Closing (M): 34.5 ▪ SPAC Redemption Rate: 0.0% ▪ Sponsor Shares (M): 8.6 Deal Assumptions: ▪ HGP Pre-Money Equity Value ($M): $800.0 ▪ Equity PIPE ($M): $60.0 ▪ Estimated Transaction Expenses ($M): $34.7 ▪ Minimum Cash Condition ($M): $40.0 Uses ($ in M) HGP Rollover $800.0 HGP Rollover $800.0 SPAC Cash in Trust $345.0 Cash to Balance Sheet $370.3 Equity PIPE Proceeds $60.0 Transaction Expenses(1) $34.7 Total Sources $1,205.0 Total Uses $1,205.0 Sources ($ in M) Pro Forma Valuation Summary Total Shares 129.1 Price per Share $10.00 Equity Value (in M) 1,291.3 (-) Cash (370.3) (+) Debt 0.0 Pro Forma Enterprise Value (in M) 921.0 Cap Table # % Company Shares 80.0 62.0% Public SPAC Shares 34.5 26.7% Sponsor Shares 8.6 6.7% Equity PIPE 6.0 4.6% Total Shares 129.1 100.0% STRICTLY CONFIDENTIAL AND NOT FOR DISTRIBUTION

15 Appendix Private & Confidential STRICTLY CONFIDENTIAL AND NOT FOR DISTRIBUTION

STRICTLY CONFIDENTIAL AND NOT FOR DISTRIBUTION

UNIT ECONOMICS

Digital Twin

Attractive, asset-light software economics driven by uprate potential

Overview

Core revenue (per reactor): the digital twin core licensing fee drives recurring, high-margin software revenue.
Add-on modules: dispatch optimization, power uprate analysis, and behind-the-meter optimization provide modular, upsell-driven expansion.
Strategic upside: potential DoW mandates (via Argonne and Project Prometheus) represent additional, non-core opportunities.

Illustrative Annual Unit Economics ($M)[1]

Revenue Streams	Management Case ($M)
Digital Twin Core Licensing Fee	$2.0
Dispatch Optimization	$0.3
Power Uprate Analysis	$0.3
Behind-the-Meter Optimization	$0.5
Total Revenue per Reactor	**$3.1**

Illustrative Annual Total Revenue Calculation[1]

Total Reactor Addressable Market		Reactor Market Share		Number of Reactors		Reactor Unit Revenue		Total Annual Revenue
640	x	10.0%	=	64	x	$3.1	=	$198.4

1) *Reflects illustrative potential economics only – not intended as, and should not be relied upon as, an indication of future performance or actual results.*

Private & Confidential 16

STRICTLY CONFIDENTIAL AND NOT FOR DISTRIBUTION

UNIT ECONOMICS

Reactor Coolant Pump

A mix of one-time hardware sales and recurring aftermarket revenue

Overview

Core hardware revenue: initial sales of the VFD RCP system (a new pump) drive upfront, per-unit revenue.
Installation-linked revenue: one-time retrofit packages and factory-built modular SMR integrations add to revenue per install.
Aftermarket tail (Year 2+): passive flow hardware, spares, and services generate recurring, long-tail revenue.
Strategic upside: potential DoW mandates (via Argonne and Project Prometheus) provide non-core upside.

Illustrative Annual Unit Economics ($M)[1]

Revenue Streams	Management Case ($M)
VFD RCP System[1]	$27.5
Passive Flow Hardware[2]	$5.5
Retrofit Package[1]	$14.0
Factory Modular SMR Package[1]	$10.0
Aftermarket / Spares / Services[2]	$1.0

Illustrative Total Revenue Calculation, 10 Years[1]

Total Reactor Addressable Market		Reactor Market Share		Number of Reactors		Reactor Unit Revenue		Total Revenue
640	x	10.0%	=	64	x	$17.2[4]	=	Total Installation Revenue: $1,100.8[2]
640	x	10.0%	=	64	x	$6.5	=	Total 10 Year Revenue: $416.0[3]

1) *Reflects illustrative potential economics only – not intended as, and should not be relied upon as, an indication of future performance or actual results.*
2) *One-time installation revenue.*
3) *Recurring revenue over 10 years.*
4) *Assumes 1/3 VFD, 1/3 Retrofit, and 1/3 Factory Modular SMR*

Private & Confidential 17

STRICTLY CONFIDENTIAL AND NOT FOR DISTRIBUTION

UNIT ECONOMICS

Integrated Naval Nuclear Energy Campus

PPA offtake commercialization agreements supported by uprate opportunities

Overview

Primary revenue (Years 1 to 12): long-term commercialization agreements provide contracted, predictable cash flows per reactor

Post-PPA revenue (Year 13+): transition to merchant power sales, adding market-based pricing upside

Ancillary revenue (per reactor): capacity payments and BESS revenues supplement core generation income

Tertiary revenue: Co-60 isotope production on A1B and S1B reactors adds incremental, high-margin revenue

Illustrative Annual Unit Economics ($M)(1)

Revenue Streams	A4W / Reactor	A1B / Reactor	S1B / Reactor
PPA	$207.9	$324.1	$110.1
Capacity Payments	$25.5	$39.8	$13.5
BESS Revenue	$60.0	$60.0	$20.0
Co-60 Isotope Revenue	--	$55.2	$11.9
Total Revenue per Reactor	**$293.4**	**$479.1**	**$155.5**

Illustrative Annual Total Revenue Calculation(1)

Reactor Type	MWe per Reactor	Total Rev / Reactor ($M)	Expected Market Share	Total Annual Revenue ($M)
A4W	~170.0	$293.4	1.0%	**$1,877.8**
A1B	~265.0	$479.1	3.0%	**$9,196.8**
S1B	~90.0	$155.5	3.0%	**$2,983.7**
Total				**$14,058.3**

1) *Reflects illustrative potential economics only – not intended as, and should not be relied upon as, an indication of future performance or actual results.*

Private & Confidential 18

19 Private & Confidential HGP Intelligent Energy Joins DOE's $230 Million Nuclear AI Moonshot, Targeting Reactors That Follow Data Center Load PRESS RELEASE HGP's digital twin and variable-speed reactor coolant pumps target reactors that follow AI data center load without taxing the public grid DALLAS, TX, UNITED STATES, July 22, 2026 /EINPresswire.com/ -- HGP Intelligent Energy Named a Commercial Partner in Prometheus, the Department of Energy's AI Moonshot for Nuclear Power Dallas company joins Microsoft, Amazon Web Services, NVIDIA and Westinghouse among the commercial partners in the largest project selected under the Genesis Mission HGP Intelligent Energy LLC (HGP) today announced that it has been named a contributing commercial partner in Prometheus, the Idaho National Laboratory-led program selected by the U.S. Department of Energy under its Genesis Mission to make nuclear energy faster, safer and cheaper. Prometheus, which its winning application calls "America's artificial intelligence moonshot" for nuclear power, unites four DOE national laboratories, Idaho, Oak Ridge, Argonne and Sandia, four research universities, and twenty-five commercial partners including Microsoft, Amazon Web Services, NVIDIA, Westinghouse, GE Vernova, TerraPower, Oklo, X-energy, Aalo Atomics and HGP behind one objective: using artificial intelligence to cut nuclear deployment timelines in half and reduce operating costs by 50 percent. The award directs $60 million in federal funding over three years to the participating national laboratories and universities, matched by more than $250 million committed by the commercial partners. Announced by Secretary of Energy Chris Wright at the Genesis Mission Summit in Washington, Prometheus is the largest of the 278 projects the Department selected, and the only Phase II award. Idaho National Laboratory names HGP among the Prometheus partners. HGP is participating in the AI for Nuclear Energy Consortium, the commercial coalition organized under the program, and is working directly alongside Argonne National Laboratory to validate and verify its technology. HGP contributes two commercialization technologies to the program. NTH-Sim, the company's AI-powered digital twin, delivers real-time core monitoring and predictive safety analytics, with solvers validated to date across pressurized water, sodium fast and microreactor classes. HGP's variable-frequency-drive reactor coolant pumps enable continuous variable-speed operation, allowing proven reactor designs to load-follow and track minute-to-minute demand without moving control rods. Together they address the program's stated gap that reactor operations remain labor-intensive and manually driven. Taken together, these technologies are aimed at a commercialization problem that has become central to the AI buildout: how to power data centers without loading their demand onto the public grid. A digital twin that supports reduced operating staff, paired with coolant pumps that let a reactor follow a data center's load in real time, is intended to make dedicated on-site nuclear generation commercially practical. Under that architecture, a data center is served by its own generation under private contract rather than drawing on shared transmission and distribution infrastructure, so the cost of serving it is not socialized across utility ratepayers. HGP's technologies are designed to enable that model; the company is not today operating a facility under it. "Prometheus is the first program to treat artificial intelligence as the critical path for nuclear rather than a science project bolted onto it," said Gregory A. Forero, CEO of HGP Intelligent Energy. "The targets the Department just set were unachievable five years ago: ten times faster design and licensing, three times faster manufacturing, half the operating staff. Our digital twin and our variable-speed pumps exist to close that gap. They are what make it realistic to put a reactor next to a data center and have it follow that load minute by minute, so the largest new electricity demand in a generation gets served by its own dedicated generation instead of being pushed onto the public grid and onto ratepayers. We have built and operated power generation assets in ERCOT since 2013 and managed multi-gigawatt fleets since 1998. That is the problem this coalition was assembled to solve, and Texas manufacturing is where we intend to build the answer." The United States needs an estimated 300 gigawatts of new nuclear capacity by 2050. Over the last eight years the cost of building it has escalated from under $10,000 per kilowatt to over $21,000 per kilowatt, driven by late-stage licensing and constructability surprises that surface after the money is spent. Prometheus attacks that curve directly, targeting a tenfold reduction in design and licensing workflow time, a threefold reduction in manufacturing cycle time, and a 50 percent reduction in operational staffing, each benchmarked against documented non-AI baselines. The program also aims to demonstrate at least seven continuous days of autonomous operation of a commercial microreactor at half the required staff. About HGP Intelligent Energy. HGP Intelligent Energy LLC, headquartered in Dallas, Texas, develops AI and advanced control technologies that make nuclear generation commercially deployable at the scale and speed the AI economy requires, including the NTH-Sim digital twin and variable-speed reactor coolant pumps. The company applies these technologies to proven naval-derived pressurized water reactor designs, with fabrication anchored by Texas manufacturing partners. HGP's team brings three decades of power sector experience, including a First of a Kind (FOAK) battery energy storage resource approved by ERCOT in 2019 and in operation since. HGP holds a portfolio of pending patent applications spanning variable-speed reactor coolant pumps, AI-powered digital twin systems, and extended fuel life technology. STRICTLY CONFIDENTIAL AND NOT FOR DISTRIBUTION "President Trump called on American industry to win the AI race. That race runs on electricity. We are working with the national labs and industry leaders to bring nuclear into the AI-driven future." — Gregory A. Forero AI for Nuclear HGP Load Following System EIN PRESSWIRE July 22, 2026; HGP Intelligent Energy Joins DOE's $230 Million Nuclear AI Moonshot, Targeting Reactors That Follow Data Center Load

20 Private & Confidential Risk Factors The following is a summary of certain material risks relating to the Potential Business Combination. This summary is not intended to be exhaustive, and additional risks and uncertainties may be included in the Registration Statement and other filings with the SEC, if and when filed. Risks Related to the Potential Business Combination • The structure or terms of the Potential Business Combination may change and the Potential Business Combination may not be completed on the anticipated terms, timeline, or at all. • The Potential Business Combination is subject to closing conditions, including stock exchange listing requirements and shareholder approval requirements, which may not be satisfied or waived. • Required governmental, regulatory, or third-party approvals may not be obtained or may delay closing of the Potential Business Combination. • Litigation or governmental investigations could delay or prevent the Potential Business Combination. • Significant transaction costs may be incurred regardless of whether the Potential Business Combination is completed. • Redemptions by Meshflow's public shareholders may significantly reduce cash available at closing. • The minimum cash condition may not be satisfied and/or additional financing may be required to close. • The PIPE financing may not be completed on the anticipated terms or at all. • The anticipated benefits of the Potential Business Combination may not be realized in a timely manner or at all. • The announcement or pendency of the Potential Business Combination may disrupt HGP's operations, customer relationships, or ability to retain employees. • Changes in applicable law, regulations, or accounting standards could adversely affect the Potential Business Combination. • The Combined Company may not satisfy stock exchange continued listing requirements following closing. Risks Related to HGP and the Combined Company General • HGP has a limited operating history and no significant revenue, making it difficult to evaluate its prospects. • HGP may not successfully execute its business strategy or achieve commercialization as or when anticipated or at all. • The Combined Company may incur significant operating losses for an extended period, including indefinitely, which may result in going concern considerations. • Significant additional capital will be required to execute HGP's business plan, and future financing may not be available on acceptable terms and may be materially dilutive to investors. • The Combined Company may not successfully manage anticipated growth. • Implementing internal controls and complying with public company requirements will require significant time and resources. • Macroeconomic conditions, inflation, interest rates, geopolitical events, or industry trends may adversely affect the Combined Company. Technology, Development, Competition, and Intellectual Property Risks • HGP's digital twin platform and variable speed reactor coolant pump technology are unproven at commercial scale and may not perform as anticipated under real-world operating conditions. • Achieving reliable reactor load-following capabilities under commercial conditions will require additional engineering, testing, and regulatory validation, which may take longer or cost more than anticipated. • Product development delays, defects, or failures could materially impair commercialization of HGP's software, hardware, or integrated platform offerings. • Existing reactor operators may choose not to adopt HGP's technologies, preferring incumbent systems or competing solutions from SMR developers or other advanced nuclear technology providers. • Alternative energy sources, competing nuclear technologies, or emerging grid-scale solutions could reduce demand for HGP's offerings. • HGP's patent applications may not result in issued patents, and issued patents may not provide meaningful protection or may be challenged, narrowed, or invalidated. • HGP may be unable to adequately protect its trade secrets, proprietary technology, or other confidential information. • Third-party intellectual property claims could materially affect HGP's technology development and commercialization opportunities. • Enforcing or defending intellectual property rights may require substantial resources and distract management. Government, Regulatory, and Industry Risks • The nuclear industry is subject to extensive and evolving federal, state, and international regulation, and compliance will require significant resources. • Required DOE, FERC, NRC, or other governmental licenses, permits, and approvals may not be obtained on anticipated timelines or at all. • Regulatory pathways for advanced nuclear technologies continue to evolve, and existing DOE authorities may not support HGP's anticipated commercialization strategy. • Environmental review requirements and nuclear safety, security, and compliance obligations may delay projects or increase costs. • Public perception of nuclear energy, including concerns about safety or waste, could adversely affect customer demand or regulatory support. • Export controls, national security restrictions, or foreign investment regulations may limit commercial opportunities or require government approvals for certain transactions. • Changes in government policies, procurement priorities, or funding for nuclear energy, clean energy, or AI infrastructure could materially impact HGP's business prospects. Customer, Commercial, and Revenue Risks • HGP's strategy depends in part on continued collaboration with DOE national laboratories and government agencies, which may not result in commercial opportunities. • DOE validation activities, including Project Prometheus, may not result in successful technology commercialization. • Anticipated economics and revenue opportunities from the Naval Nuclear Campus may not materialize as projected. • HGP may be unable to execute anticipated commercial agreements, including power purchase agreements, on favorable terms or at all. • Discussions with hyperscale data center customers and other potential counterparties may not result in binding commercial relationships, and long sales cycles may delay revenue generation. • Revenue may depend upon a limited number of strategic customers, and the loss or delay of any key relationship could materially impact financial performance. • Anticipated software licensing, hardware sales, and aftermarket service revenues may not materialize as projected. • Capacity payments, ancillary services, and isotope production revenues associated with the Naval Nuclear Campus may not be realized as anticipated. • Market size, opportunities, and penetration assumptions may prove inaccurate. STRICTLY CONFIDENTIAL AND NOT FOR DISTRIBUTION Supply Chain, Manufacturing, and Construction Risks • Successful commercialization will depend on third-party manufacturers and suppliers, including specialized nuclear component providers such as BWX Technologies. • Supply chain disruptions, including shortages of specialized materials or components, may adversely affect development, manufacturing, and commercialization. • EPC contractors may not perform as anticipated, and construction costs may exceed projections due to inflation, tariffs, or other factors. Personnel and Operational Risks • HGP depends on its senior management and key technical personnel, and competition for qualified nuclear industry professionals is intense. • Cybersecurity incidents, data breaches, or failures in information technology systems could disrupt operations or expose sensitive information. • Insurance coverage for nuclear-related activities may be unavailable, limited, or prohibitively expensive. Risks Related to the Combined Company's Securities • The market price of the Combined Company's securities may be volatile, and an active trading market may not develop or be sustained. • The Combined Company will likely require additional financing, which may be dilutive to investors or impose restrictive financial and operating covenants on the Combined Company. • Future sales of securities by existing securityholders, or the perception such sales may occur, as well as the issuance or exercise of convertible securities, may result in substantial additional dilution and negatively impact the stock price of the Combined Company. • If the Combined Company fails to meet market analysts' or investors' expectations as to business or financial performance, including any milestones or financial projections, it would likely have a material adverse effect on the Combined Company's stock price, which in turn could result in shareholder litigation and divert management's time and resources. • The Combined Company may not pay dividends for the foreseeable future. • Limited or unfavorable securities analyst coverage could negatively impact the stock price. • The Combined Company may face securities litigation, including claims arising from stock price volatility.